UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 8, 2010

(Date of earliest event reported)
Corning Natural Gas Corporation (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-00643 (Commission File Number)	16-0397420 (I.R.S. Employer Identification No.)

330 West William Street, Corning, New York (Address of principal executive offices)	14830 (Zip Code)

(607) 936-3755 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2010, Corning Natural Gas Corporation (the "Company") entered into an Amendment (the "Amendment") to its credit agreement (the "Credit Agreement") with Manufacturers and Traders Trust Company, a New York banking corporation ("M&T Bank"). The Agreement effectuates the conversion of the Company's existing $6.0 million credit facility with M&T Bank, entered into on May 7, 2008 (filed as Exhibit 10.1 to the Company's current Report on Form 8-K dated October 16, 2008, and is incorporated by reference). The agreement is evidenced by a Replacement Term Note (the "Note") dated March 4, 2010, in the amount of $5,767,174.04 million payable to M&T Bank, which amends and restates the original note dated May 7, 2008. The principal change is the agreement is an increase in the interest rate from 5.96% to 6.5%. The maturity date of the Note is November 7, 2013.

In the event of default, as defined in the Note, the interest rate is automatically increased by 5% and any amounts outstanding under the Note become immediately due and payable, at the option of M&T Bank. The Company may prepay the Note prior to its maturity date upon written notice to M&T Bank. The Amendment and Note contain customary representations, warranties and covenants made by the parties. The Amendment also requires the Company to comply with certain financial covenants.

The credit facility remains secured by the Specific Security Agreement and General Security Agreement, each dated May 7, 2008, granting M&T Bank a security interest in substantially all of the tangible assets of the Company, and by a Mortgage dated May 7, 2008 in the amount of $3.0 million on the Company's principal place of business. The Specific Security Agreement, General Security Agreement and Mortgage were filed as exhibits 10.3, 10.4 and 10.5, respectively, to the Company's current report on Form 8-K dated May 7, 2008 and are incorporated by reference herein.

The foregoing descriptions of the amendment to the Credit Agreement and Note are not complete and are qualified in their entirety by the full and complete terms of such agreements. The amendment to the Credit Agreement and Note are attached as Exhibits 10.1 and 10.2 to this current report and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this current report is also responsive to Item 2.03 of this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment to Credit Agreement dated March 4, 2010 by and between Corning Natural Gas Corporation and Manufacturers and Traders Trust Company
10.2	Replacement Term Note of Corning Natural Gas Corporation dated March 4, 2010 in favor of Manufacturers and Traders Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation
/s/ Firouzeh Farhangi
Dated: March 4, 2010	By Firouzeh Sarhangi, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement dated March 4, 2010 by and between Corning Natural Gas Corporation and Manufacturers and Traders Trust Company

10.2	Replacement Term Note of Corning Natural Gas Corporation dated March 4, 2010 in favor of Manufacturers and Traders Trust Company